Impax Funds Series Trust I

Impax US Sustainable Economy Fund

Supplement Dated October 19, 2026
to the Prospectus dated May 1, 2026

Effective October 19, 2026, the Prospectus for Impax US Sustainable Economy Fund is amended as follows:

Prospectus

Under Impax US Sustainable Economy Fund—Summary of Key Information—Principal Investment Strategies, the second paragraph is replaced in its entirety with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of US sustainable companies. The Adviser defines sustainable companies as those companies that are determined by the Adviser, through the integration of proprietary sustainability risk and Corporate Resilience assessments, to have characteristics that position such companies to benefit from the transition to a more sustainable economy. A US company is one that is considered to be economically tied to the US because its securities are principally traded on securities markets in the US, or because the issuer is organized or principally operates in the US, derives a majority of its income from its operations within the US, or has a majority of its assets located in the US.

Under About the Funds—Investment Objectives and Strategies—Impax US Sustainable Economy Fund—Principal Investment Strategies, the second paragraph is replaced in its entirety with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of US sustainable companies. The Adviser defines sustainable companies as those companies that are determined by the Adviser, through the integration of proprietary sustainability risk and Corporate Resilience assessments, to have characteristics that position such companies to benefit from the transition to a more sustainable economy. A US company is one that is considered to be economically tied to the US because its securities are principally traded on securities markets in the US, or because the issuer is organized or principally operates in the US, derives a majority of its income from its operations within the US, or has a majority of its assets located in the US. The Fund also may invest up to 20% of its assets in non-US issuers, including emerging market investments and American Depository Receipts (ADRs). An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.